                                                                    EXHIBIT 99.1


                           SPECIALTY EXTRUSTION LTD.

                                BALANCE SHEETS

                                (In Thousands)

                                  (Unaudited)


                                                              March 31,     December 31,
                                                                 1995           1994
                                                              ---------     ------------
ASSETS

CURRENT ASSETS:
 Cash                                                           $     6       $     8
 Accounts receivable, net of allowance for doubtful accounts
  of $45                                                          1,138           978
 Inventory, net                                                     189           195
 Other current assets                                                14            32
                                                                -------       -------
   Total current assets                                           1,347         1,213

PROPERTY AND EQUIPMENT                                            1,773         1,770
 Less- Accumulated depreciation                                  (1,660)       (1,654)
                                                                -------       -------
   Net property and equipment                                       113           116

OTHER ASSETS                                                          5             5
                                                                -------       -------
   Total assets                                                 $ 1,465       $ 1,334
                                                                =======       =======
LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES:
   Accounts payable                                                 674           611
   Accrued liabilities                                               21            83
   Current portion of long-term debt                                420           330
                                                                -------       -------
                Total current liabilities                         1,115         1,024

LONG-TERM DEBT                                                      652           669
                                                                -------       -------
                Total liabilities                                 1,767         1,693

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
   Common stock, $1 par value, 3,000 shares
     issued and outstanding                                           3             3
   Additional paid-in capital                                       196           196
   Retained earnings (deficit)                                     (501)         (558)
                                                                -------       -------
                Total stockholders' equity                         (302)         (359)
                                                                -------       -------
                Total liabilities and stockholders' equity      $ 1,465       $ 1,334
                                                                =======       =======

  The accompanying notes are an integral part of these financial statements.

                           SPECIALTY EXTRUSTION LTD.

                             STATEMENTS OF INCOME

                   FOR THE THREE MONTHS ENDED MARCH 31, 1995

                   AND FOR THE YEAR ENDED DECEMBER 31, 1994

                                (In Thousands)

                                  (Unaudited)



                                              Three Months
                                                 Ended
                                               March 31,    December 31,
                                                  1995          1994
                                              ------------  ------------

SALES                                           $1,542        $5,592

COST OF SALES                                    1,353         4,520
                                                ------        ------
             Gross profit                          189         1,072
EXPENSES:
   Selling, general and administrative             102           469

OTHER INCOME (EXPENSE)                               1           (13)
INTEREST EXPENSE                                   (30)         (143)
                                                ------        ------
NET INCOME BEFORE TAXES                             58           447

INCOME TAX PROVISION                                 1             1
                                                ------        ------
             Net income                         $   57        $  446
                                                ======        ======


  The accompanying notes are an integral part of these financial statements.

                           SPECIALTY EXTRUSTION LTD.

                      STATEMENTS OF STOCKHOLDERS' EQUITY

                   FOR THE THREE MONTHS ENDED MARCH 31, 1995

                   AND FOR THE YEAR ENDED DECEMBER 31, 1994

                                (In Thousands)




                                      Additional
                              Common   Paid-In    Retained
                              Stock    Capital    Earnings  Total Equity
                              ------  ----------  --------  ------------
BALANCE, December 31, 1993        $3        $196   ($1,004)     ($805)

NET INCOME                         -           -       446        446

BALANCE, December 31, 1994        $3        $196     ($558)     ($359)

NET INCOME                         -           -        57         57
                                 ---       -----   -------      -----
BALANCE, March 31, 1995           $3        $196     ($501)     ($302)
                                 ===       =====   =======      =====

  The accompanying notes are an integral part of these financial statements.

                           SPECIALTY EXTRUSTION LTD.

                           STATEMENTS OF CASH FLOWS

                   FOR THE THREE MONTHS ENDED MARCH 31, 1995

                   AND FOR THE YEAR ENDED DECEMBER 31, 1994

                                (In Thousands)

                                  (Unaudited)



                                                       Three Months
                                                          Ended
                                                        March 31,   December 31,
                                                          1995          1994
                                                       ------------ ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                                $  57       $ 446
 Adjustments to reconcile net income to net cash
  provided by operating activities-
   Depreciation                                                6          37
   Changes in operating assets and liabilities-
    (Increase) in accounts receivable                       (160)       (344)
    (Increase) decrease in inventory                           6        (128)
    (Increase) decrease other assets                          18         (16)
    Increase in accounts payable                              63         128
    Increase (decrease) in accrued expenses                  (62)         70
                                                          ------      ------
     Net cash provided (used) by operating activities        (72)        193
                                                          ------      ------
CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of property and equipment                           (3)        (60)
                                                          ------      ------
     Net cash used in investing activities                    (3)        (60)
                                                          ------      ------
CASH FLOWS FROM FINANCTING ACTIVITIES:
 Proceeds from debt                                           75          54
 Payments on debt                                             (2)       (107)
                                                          ------      ------
     Net cash provided (used) in financing activities         73         (53)
                                                          ------      ------
NET INCREASE (DECREASE) IN CASH                               (2)         80

CASH, beginning of year                                        8         (72)
                                                          ------      ------
CASH, end of year                                          $   6       $   8
                                                          ======      ======


  The accompanying notes are an integral part of these financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                   ------------------------------------------

                               DECEMBER 31, 1994
                               -----------------



1.  SUMMARY OF SIGNIFICANT
  ACCOUNTING POLICIES:
  --------------------

Nature of Business
------------------

Specialty Extrusion Ltd. ("the Company") extrudes aluminum through dies to form customer specified parts.

Accounting Method
-----------------
Assets, liabilities, revenues and expenses are recorded under the accrual method of accounting.

Revenue Recognition
-------------------
Revenue from product sales is generally recognized upon shipment to the customer.

Inventories
-----------
Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out method.

Property and Equipment
----------------------

Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line and accelerated methods over the useful lives of the assets, ranging from five to ten years.

Income Taxes
------------

The Company, with the consent of its shareholders, has elected under the Internal Revenue Code to be taxed as an S corporation. In lieu of corporation income taxes, the shareholders of an S corporation are taxed on their proportionate share of the Companys taxable income. Therefore, no provision or liability for federal income taxes has been included in these financial statements. The provision for income taxes shown in these financial statements is for the 1.5% California franchise tax on California taxable income.

Cash Flows
----------
The Company considers all short-term debt securities with maturities of less than 90 days to be cash equivalents.

2.  INVENTORIES:
    -----------

Inventories consist of raw materials amounting to $195,000 as of December 31, 1994.

3.    PROPERTY AND EQUIPMENT:
      -----------------------

Property and equipment consist of the following as of December 31, 1994 (in thousands):


       Machinery and equipment           $1,534
       Automobiles and trucks               209
       Furniture and fixtures                27
                                         ------
                                         $1,770
       Less- Accumulated depreciation     1,654
                                         ------

                                           $116
                                           ====


4. RELATED-PARTY TRANSACTION:
   --------------------------

The officers of the Company own the aluminum extrusion press and lease it to the Company. The lease, dated July 1, 1988, requires payments to each officer of $3,243 monthly. The accrued unpaid rental for the twelve months ended December 31, 1994 was $33,440.

The extrusion press is the largest piece of equipment used by the Company and is an integral part of the extrusion process. Termination of the lease would prevent the Company from continuing to operate.


5.  LONG-TERM DEBT:
    ---------------

On July 1, 1994, the Company obtained revised bank financing from City National Bank (CNB). Long-term debt consisted of the following on December 31, 1994 (in thousands):


       Term note - In the amount of $261,333 with payments               $236
          of $4,000 per month plus interest at prime plus
          3 1/2%.  This loan is secured by company
          equipment and personal property of the officers.

   -----------------------------

       Accounts receivable revolving loan - Maximum loan
          amount is $520,000 secured by accounts receivables              272
          with annual renewals and monthly interest payments
          at prime plus 3 1/2%.

       On June 27, 1994, the Company purchased two                         54
          automobiles and obtained financing from GMAC.
          The original amount of each loan was $29,074 with
          interest of 9.75%.  The loans are due on July 11, 1999
          and are secured by the automobiles.

       On April 1, 1984, the Company received a loan from an              237
          officer of the Company in the amount of $236,595
          bearing interest at the rate of 15%.  Payments are for
          interest only.

       On December 31, 1993, the Company received a loan from             100
          an officer of the Company in the amount of $100,000
          bearing interest at the rate of 10%.  Payments are for
          interest only.

       On December 31, 1993, the Company received a loan from             100
          an officer of the Company in the amount of $100,000
          bearing interest at the rate of 10%.  Payments are for
          interest only.
                                                                         ----
                                                                          999
       Less current portion                                               330
                                                                         ----
                                                                         $669
                                                                         ====

The two bank notes are subject to a continuing guaranty by each officer. As of December 31, 1994, the unpaid interest on officer loans was $22,858. This accrued expense has been included in the total interest expense amount in the income statement.

    -----------------------------

Aggregate payments of long-term debt outstanding as of December 31, 1994 for the next five years are summarized below:


        Year Ended
       December 31,             Amount
       ------------         --------------
                            (In Thousands)

         1995                     $ 60
         1996                       59
         1997                       60
         1998                       61
         1999                       50


6.  COMMITMENTS AND CONTINGENCIES:
    ------------------------------

The Company has operating lease commitments for certain equipment and its facilities. Minimum lease payments under noncancellable leases on December 31, 1994 are as follows:

              Year Ended                        Operating
              December 31,                        Leases
             -------------                    --------------
                                              (In Thousands)

                  1995                               $170
                  1996                                170
                  1997                                170
                  1998                                170
                  1999                                172
                                                     ----

    Minimum lease payments                           $852
                                                     ====

Included in the above amounts is a lease from the officers to the Company for the extrusion press. Annual rents under the lease are $77,832 per year (See
Note 4).

7.  ECONOMIC DEPENDENCY:
    --------------------

The Company grants unsecured credit to its customers who are generally located in the Southern California area. The Company uses one bank for all its transactions and has obtained all of its bank financing from one bank.

As of December 31, 1994, Specialty had a large portion of its accounts receivable concentrated in a small number of its customers.

The Company processes aluminum billet using an extrusion process to form a variety of parts to meet customer requirements. The Company is dependent upon a limited number of material suppliers for its raw material.

The cost and availability of this raw material is subject to market and environmental forces which are beyond the Company's control. Disruption in the market for aluminum billet will impact its cost and both the ability of the Company to acquire billet and the ability of the customer to supply billet for processing.

8.  RETAINED EARNINGS:
    ------------------

In prior years, the Company has experienced a variety of problems relating to the collection of certain accounts receivable that were converted to notes receivable. Management determined that notes receivable in the amount of $817,225 were not collectible. This adjustment has adversely effected the Company's capital position.


9.  SUBSEQUENT EVENT:
    -----------------

On June 30, 1995, Wakefield Engineering, Inc. acquired substantially all of the assets and certain liabilities of Specialty in a transaction accounted for as a purchase.